SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 0)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement                      [   ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[    ] Definitive Proxy Statement

[    ] Definitive additional materials.

[    ] Soliciting material under Rule 14a-12.

WENTWORTH ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:______________________

          (2) Aggregate number of securities to which transaction applies: _____________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction:_____________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

WENTWORTH ENERGY, INC.

112 E. Oak Street, Suite 200,

Palestine, Texas 75801

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 26, 2007 AT 112 E. OAK STREET, SUITE 200,

PALESTINE, TEXAS 75801

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Wentworth Energy, Inc., an Oklahoma corporation (the "Company"), will be held on July 26, 2007 at 10:00 a.m. local time, at 112 E. Oak Street, Suite 200, Palestine, Texas 75801 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

1.

Authorization of the Wentworth Energy, Inc. 2007 Stock Incentive Plan.

2.

Appointment of Directors.

3.

Any other matters.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on June 14, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on June 14, 2007 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     The copies of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended December 31, 2006, which contains consolidated financial statements and other information of interest to shareholders, and the Wentworth Energy, Inc. 2007 Stock Incentive Plan accompany this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              /s/ John Punzo

                                                                              John Punzo

                                                                              Chief Executive Officer

Palestine, Texas

May 31, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

WENTWORTH ENERGY, INC.

112 E. Oak Street, Suite 200, Palestine,

Texas 75801

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 26, 2007

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of WENTWORTH ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on July 26, 2007 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 112 E. Oak Street, Suite 200, Palestine, Texas 75801. The Company's telephone number is (903) 723-0395.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2006 and the Wentworth Energy, Inc. 2007 Stock Incentive Plan are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about July 26, 2007. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. Please contact the Company at 112 Oak Street, Suite 200, Palestine, Texas, 75801, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on June 14, 2007 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 24,038,498 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning one-third (1/3) of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	% of Class
5% Beneficial Owners [1]
Roboco Energy, Inc. [2] 5110 Anderson County Road 2206, Palestine, TX	Common	1,500,000	6.2%
Directors
Roger D. Williams 34956 Vintage Place, Roundhill, VA	Common	232,550 [3]	1.0%
Neil Lande 5814 Tanglewood Park, Houston, TX	Common	210,000 [4]	0.9%
Gordon C. McDougall 15577 Columbia Avenue, White Rock, BC, Canada	Common	2,168,000 [5]	8.5%
George D. Barnes 1006 Anderson County Road 2212, Palestine, TX	Common	2,908,336 [6]	11.7%
Francis K. Ling 6924 Stewart Road, Delta, BC, Canada	Common	907,500 [7]	3.6%
Named Executive Officers
John Punzo 16149 Morgan Creek Crescent, South Surrey, BC, Canada	Common	2,757,500 [8]	10.6%
Michael S. Studdard 5110 Anderson County Road 2206, Palestine, TX	Common	2,283,336 [9]	9.2%
Tom J. Temples 415 Hollenbeck Road, Irmo, SC	Common	2,283,336 [10]	9.2%
All Directors and Executive Officers as a Group	Common	10,750,558 [11]	34.6%

__________

1.

On July 25, 2006, we entered into several agreements with investors in a private placement transaction, providing for the issuance of $32,350,000 in senior secured convertible notes and warrants. The terms of the notes and warrants restrict holders from converting or exercising their notes or accompanying warrants if, after giving effect to such conversion or exercise, the holder would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion or exercise. Due to the ownership restriction in the notes and warrants, we did not list any of the holders of the notes or warrants from the July 2006 private placements as 5% or greater beneficial owners in this table.

2.

A private company owned 1/3 by Mr. Michael S. Studdard, 1/3 by Mr. George D. Barnes and 1/3 by Mr. Tom J. Temples.

3.

Represents 76,300 shares of common stock owned of record by Mr. Williams and 156,250 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Williams.

4.

Represents 10,000 shares of common stock owned of record by Mr. Lande and 200,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Lande.

5.

Represents 648,000 shares of common stock owned of record by Mr. McDougall and 1,520,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. McDougall.

6.

Represents 625,000 shares of common stock owned of record by Mr. Barnes, 1,500,000 shares of common stock owned by Roboco Energy, Inc. of which Mr. Barnes owns 1/3 of the issued and outstanding shares, and 783,336 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Barnes.

7.

Represents 61,500 shares of common stock owned of record by Mr. Ling and 846,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Ling.

8.

Represents 152,500 shares of common stock owned of record by Mr. Punzo, 625,000 shares of common stock owned of record by Panterra Capital Inc., a private company the sole shareholder of which is Mr. Punzo, and 1,980,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Punzo.

9.

Represents 1,500,000 shares of common stock owned by Roboco Energy, Inc. of which Mr. Studdard owns 1/3 of the issued and outstanding shares and 783,336 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Studdard.

10.

Represents 1,500,000 shares of common stock owned by Roboco Energy, Inc. of which Mr. Temples owns 1/3 of the issued and outstanding shares and 783,336 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Temples.

11.

This total counts the 1,500,000 shares of common stock owned by Roboco Energy, Inc. (and included in the share counts for its three shareholders) only once.

PROPOSAL NO. 1

ADOPTION OF THE WENTWORTH ENERGY, INC.

2007 STOCK INCENTIVE PLAN

On February 15, 2007, our board of directors adopted the Wentworth Energy, Inc. 2007 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan initially authorizes the issuance of awards for up to 2,378,249 shares of our common stock.

The Stock Incentive Plan will be administered by a committee (the “Committee”) comprised of members of our board of directors. The Committee will approve awards under the plan, including exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan.

The Stock Incentive Plan authorizes the grant of options to purchase common stock and is intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code. The Stock Incentive Plan also provides for awards of Common Stock issuable directly as Stock Awards.

Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan.

Incentive stock options may be granted under the Stock Incentive Plan to our employees and employees of our affiliates within the meaning of the Internal Revenue Code, including our officers and directors as well as officers and directors of our affiliates who are also employees. The option price of incentive stock options granted under the Stock Incentive Plan must not be less than the fair market value of our common stock on the date of grant.

Under the terms of the Stock Incentive Plan, we may grant non-statutory stock options to our officers and other employees, our directors, and other individuals providing services to us at an exercise price not less than the fair market value of our common stock on the date of grant.

The Stock Incentive Plan provides that, upon change in capital structure:

The number and class of shares of Common Stock subject to each outstanding Option or Stock Award, the Option Price, and the annual limits on and the aggregate number and class of shares of Common Stock for which awards thereafter may be made shall be proportionately, equitably and appropriately adjusted in such manner as the Committee shall determine in order to retain the economic value or opportunity to reflect any change in capital structure in which the number or class of shares of Common Stock is changed without the receipt or payment of consideration by the Company.

The Stock Incentive Plan may be amended, altered, suspended, discontinued or terminated by the board of directors, upon recommendation of the Committee, without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments, which might increase the cost of the Stock Incentive Plan or broaden eligibility.

As of the date of this report, we have granted options to purchase up to a total of 30,000 shares of our Common Stock at a price of $1.50 per share until May 31, 2010 to two employees pursuant to the Stock Incentive Plan.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of more than one and less than nine members. The Company's Board currently has seven members. The Company's management recommends the election of all five nominees listed below. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the five persons recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to vote. If any director, for any reason, is unable to serve or for good cause, will not serve, the proxies may be voted for a substitute nominee as the proxy holder may determine. The Company is not aware of any reason that any directorial candidate will be unable to, or for good cause, will not, serve as a Director.

The term of office of each director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors, and the Class or term of office.

Name	Age	Current Position/ Office	Position Held Since	Class
Michael S. Studdard	57	President and Director	August 21, 2006	III
George D. Barnes	44	Vice President of Operations and Director	August 21, 2006	III
Roger D. Williams	49	Director	April 15, 2006	II
Neil Lande	69	Director	June 15, 2006	II
David Steward	57	Not applicable	Not applicable	I

Class I  -- one year

Class II  -- two years

Class III  -- three years

Michael S. Studdard

Mr. Studdard is a member of the American Association of Professional Landmen and the Society of Exploration Geophysicists. From 1992 to July 2006, he was an independent landman and founded Michael S. Studdard & Associates, as small, private company specializing in seismic permitting and exploration ventures. Mr. Studdard founded Signature Geophysical, where he was responsible for hiring and supervising landmen, field crews, sales, and marketing. From 1989 to 1992, he was the Regional Director of Sales for GFS Company, where he was responsible for coordinating and managing sales and marketing activities and developing relationships with oil and gas companies including Mobile, Texaco, Exxon, and Chevron in addition to independent exploration companies. From 1986 to 1992, he was the National Sales Director with TGC Industries. From 1976 to 1986, he was the co-owner of Ward exploration, where he was the Manager of Public Relations and Sales responsible for personnel and budgets as wells as manager of field crew operations. Prior thereto, Mr. Studdard served in various capacities with SPS Services, Inc.

George D. Barnes

George Barnes has been President and director of Barnico Drilling, Inc. since its formation in May 1992. He is an oil and gas drilling contractor with more than 24 years of hands-on drilling operations experience. Mr. Barnes has experience in all facets of drilling ranging from site preparation through drilling and completions. He has oversight and management responsibilities for two drilling rigs, six righauling tractor trucks and four caterpillar crawler tractors. Mr. Barnes manages up to 40 employees of which 18 are highly experienced, key employees who have been with Barnico Drilling, Inc. since inception.

Roger D. Williams

Mr. Williams has over 25 years of professional engineering and senior legal experience with major projects, including onshore and offshore Gulf of Mexico leases, the Trans-Alaska Pipeline System, gas fields in Indonesia and the Philippines, and power plants developed in tandem with upstream oil and gas projects. He also has extensive industry experience working for over nine years as a lead engineer for Exxon on several major upstream projects, including strategic planning, financial analyses and reservoir development studies.  For the last four years, Mr. Williams served as managing partner of the Hong Kong office of the law firm of Troutman Sanders LLP.  He has held various legal and petroleum industry positions both as a practicing attorney and professional engineer since 1979.  Mr. Williams has degrees in petroleum and chemical engineering, and received his law degree from the University of Alabama in 1991.  His legal career included practice with Skadden, Arps, Slate, Meagher & Flom LLP in Washington, D.C., Hong Kong and Singapore.

Neil Lande

Neil Lande was an investment banker and financial analyst for over 30 years.  Working for firms such as Abraham & Company Investment Advisory in New York, Cowen & Company Financial Analysis, and Underwood Neuhaus & Co. Investment Banking, he has spent much of his career covering the oil services sector.  Since 1990, Mr. Lande has been a partner in Houston-based Republic Capital Interests where he has built and sold numerous businesses and shopping centers.  As an investment banker, Mr. Lande worked on corporate turnarounds, public offerings, and the development of customized financing vehicles for contract drillers to finance the purchase of equipment with off-balance sheet financing.  In an advisory capacity he has initiated numerous private placements, primarily for companies in the oil service industry.  Mr. Lande has a BSBA degree from Babson College in Boston.

David Steward

Mr. Steward has been a landman for 39 years and is a member of the American Association of Professional Landmen and the Society of Exploration Geophysicists.  He is the founder and former president of Horseshoe Energy, Inc. and is a partner in Steward Oil and Gas, LLC, and remains active in the family oil and gas business.  Mr. Steward also owns Steward Estates, which owns a commercial office building and is currently developing an 800-home subdivision near Conroe, Texas.  Mr. Steward received a BBA degree from Texas A&M University.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending December 31, 2006, the Board of Directors held a total of 10 meetings and approved 11 Actions by Written Consent. During that time, no incumbent Director attended fewer than 50% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

Management is committed to finding additional appropriate, knowledgeable, and independent Board members to assist in the growth of the Company and sit on various board committees. The Company presently has one such committee - the Audit Committee. The functions of the Audit Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; and (ii) to consider and review other matters relating to the financial and accounting affairs of the Company. Francis K. Ling, Gordon C. McDougall and Neil Lande, directors of Wentworth Energy, Inc., serve as the Company's Audit Committee. As of January 1, 2006, our Board of Directors has designated an audit committee financial expert as that term is defined in Item 401(e)(2) of Regulation S-B.  Francis K. Ling serves as the audit committee financial expert for the Company.  Mr. Ling is not an independent director.

We intend to form a compensation committee and a nomination committee during 2007, comprising independent directors.  The compensation committee will determine, or recommend to the Board for determination, compensation of our Chief Executive Officer and other officers.  The nomination committee will nominate, or will recommend to the Board for nomination, directors for election by the stockholders or for appointment by the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES PRESENTED.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Shareholders”), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Officers, directors and 10% Shareholders are required by Securities and Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and 10% Shareholders were complied with, except (i) John Punzo, Chief Executive Officer, Chairman and director, was late in reporting two transactions on Form 4 – Statement of Changes in Beneficial Ownership; (ii) Francis K. Ling, Chief Financial Officer and director, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 reporting no holdings, and was late in reporting two transactions on Form 4 – Statement of Changes in Beneficial Ownership; (iii) Gordon C. McDougall, a director, was late in reporting four transactions on Form 4 – Statement of Changes in Beneficial Ownership; (iv) Roger D. Williams, a director, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 reporting holdings of options to purchase shares of our common stock, and was late reporting one transaction on Form 4 – Statement of Changes in Beneficial Ownership; (v) Neil Lande, director, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 reporting holdings of options to purchase shares of our common stock, and was late reporting one transaction on Form 4 – Statement of Changes in Beneficial Ownership; (vi) Severino Amorelli, a former director, was late in reporting one transaction on Form 4 – Statement of Changes in Beneficial Ownership; and (vii) James F. Whiteside, a former director and former President, Oil Sands Division was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 reporting no holdings, and was late reporting three transactions on Form 4 – Statement of Changes in Beneficial Ownership.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer, and to our most highly compensated executive officers at December 31, 2006, other than our Chief Executive Officer, and up to two additional individuals for whom disclosure would have been required but for the fact that the individuals were not serving as executive officers at December 31, 2006 (collectively, the "Named Executive Officers")

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards [1] ($)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
John Punzo, CEO	2006	-	-	-	2,464,261 [2]	-	-	531,700 [3]	2,995,961
	2005				149,217			146,000 [3]	295,217
Michael S Studdard, President	2006	-	-	-	1,433,744	-	-	70,800	1,504,544
	2005	-	-	-	-	-	-	-	-
Tom J Temples, Vice President	2006	-	-	-	1,433,744	-	-	70,800	1,504,544
	2005	-	-	-	-	-	-	-	-

        1. The value of option awards vested during the year are based upon the assumptions described in note 16, “Stock-Based Compensation,” in the notes to the consolidated financial statements for the year ended December 31, 2006 and are deemed part of the disclosure herein.

        2.  Includes $821,775 representing the value of option awards vested during the year in respect of compensation for service as a director.

        3.  Fees paid to Panterra Capital Inc., a private company controlled by John Punzo, including a bonus of $350,000 (2005 – nil) and office rent of $3,600 (2005 – $2,700).

The material terms of each Named Executive Officer’s services agreement or arrangement is as follows:

1.

On October 1, 2005, we entered into a five year management agreement with Panterra Capital Inc., a private company the sole shareholder of which is John Punzo, our Chief Executive Officer, Chairman and a director. This management agreement contains the following provisions: a monthly fee of $13,700 ($164,400 annually); the grant of stock options to purchase not less than 1,000,000 shares of our common stock per year (issuable to Mr. Punzo at Panterra’s request); and upon termination of the agreement by us, a severance payment equal to $164,400 representing 12 months of fees. We recognize that the agreement with Panterra creates a potential conflict of interest with respect to Mr. Punzo and the enforcement of the agreement. On August 10, 2006, we made a $350,000 bonus payment to Panterra.

2.

On July 25, 2006, we entered into a three-year consulting agreement with Michael S. Studdard, who was appointed our President and a director on August 21, 2006. This consulting agreement contains the following provisions: a monthly fee of $11,800 ($141,600 annually) during the first year and $17,250 ($207,000 annually) in subsequent years; the grant of stock options to purchase 2,000,000 shares of our common stock at $1.50 per share, which options vest at a rate of 166,667 shares per calendar quarter; and in the event of termination of the agreement by us without cause, severance fees equal to the monthly fees otherwise payable between the date of termination and July 25, 2009.

3.

On July 25, 2006, we entered into a three-year consulting agreement with Tom J. Temples, who was appointed our Vice President of Exploration and Production on August 21, 2006. This consulting agreement contains the following provisions: a monthly fee of $11,800 ($141,600 annually) during the first year and $17,250 ($207,000 annually) in subsequent years; the grant of stock options to purchase 2,000,000 shares of our common stock at $1.50 per share, which options vest at a rate of 166,667 shares per calendar quarter; and in the event of termination of the agreement by us without cause, severance fees equal to the monthly fees otherwise payable between the date of termination and July 25, 2009.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive awards outstanding as of December 31, 2006 for each of the Named Executive Officers:

Outstanding Equity Awards at Fiscal Year End Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
John Punzo, CEO	480,000 1,000,000 500,000	- - -	- - -	$0.25 $0.50 $3.85	February 28, 2008 February 28, 2009 February 28, 2009
Michael S. Studdard, President	391,668 [1]	-	1,958,332	$1.50	June 15, 2009
Tom J. Temples, Vice President	391,668 [1]	-	1,958,332	$1.50	June 15, 2009

1.

The stock options granted to Michael S. Studdard and Tom J. Temples each vest at a rate of 195,834 options per calendar quarter commencing July 1, 2006.

Outstanding Equity Awards at Fiscal Year End Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Marker Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John Punzo, CEO	-	-	-	-
Michael S. Studdard, President	-	-	-	-
Tom J. Temples, Vice President	-	-	-	-

The material terms of our agreements with our Named Executive Officers relating to the payment of retirement benefits, and payments in connection with their resignation, termination or change in responsibilities following a change of control are described in “Summary Compensation Table” above.

Compensation of Directors

The following table sets forth information concerning the compensation of our directors, excluding Named Executive Officers who are also directors, for the year ended December 31, 2006.

Directors Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George D. Barnes	-	-	-	-	-	1,492,744 [1]	1,492,744 [1]
Neil Lande	-	-	461,343 [2]	-	-	-	461,343
Francis K. Ling	-	-	-	-	-	292,563 [3]	292,563
Gordon C. McDougall	-	-	821,775 [4]	-	-	173,237	995,012
Roger D. Williams	-	-	170,994 [5]	-	-	-	170,994
Severino Amorelli	-	-	821,775 [6]	-	-	-	821,775
James F. Whiteside	-	-	-	-	-	176,282 [7]	176,282

1.

Mr. Barnes received no compensation in respect of his services as a director in 2006, however he received fees totaling $59,000 and option awards vested in 2006 valued at $1,433,744 in respect of his service in 2006 as our Vice President of Operations.

2.

Directors’ options to purchase 200,000 shares of our common stock at a price of $4.20 per share until June 15, 2009 were outstanding as of December 31, 2006.

3.

Mr. Ling received no compensation in respect of his services as a director in 2006, however he received fees totaling $70,000 and option awards vested in 2006 valued at $222,563 in respect of his service in 2006 as our Chief Financial Officer.

4.

Directors’ options to purchase 200,000 shares of our common stock at a price of $0.50 per share until May 29, 2009 were outstanding as of December 31, 2006.  Mr. McDougall received fees totaling $64,800 and option awards vested in 2006 valued at $108,437 in respect of his service until August 21, 2006 as our President.

5.

Directors’ options to purchase 250,000 shares of our common stock at a price of $1.50 per share until February 28, 2011 were outstanding as of December 31, 2006.

6.

Directors’ options to purchase 200,000 shares of our common stock at a price of $0.50 per share until May 29, 2009 were outstanding as of December 31, 2006.  Mr. Amorelli ceased to be a director on June 15, 2006.

7.

Mr. Whiteside received no compensation in respect of his services as a director in 2006, however he received fees totaling $65,000 and option awards vested in 2006 valued at $111,282 in respect of his service until June 6, 2006 as our President of Oil Sands Development and as a consultant.  Mr. Whiteside ceased to be a director on April 4, 2006.

During 2006, we did not have a standard compensation arrangement for our directors.

Employment Contracts and Termination of Employment

Except for transactions set forth under the heading “Summary Compensation Table” and as set forth below, there have been no transactions or proposed transactions since the beginning of our last fiscal year requiring disclosure pursuant to Item 404 of Regulation S-B.

On July 25, 2006, we entered into a three-year consulting agreement with George D. Barnes, who was appointed our Vice President of Operations and a director on August 21, 2006. This consulting agreement contains the following provisions: a monthly fee of $11,800 ($141,600 annually) during the first year and $17,250 ($207,000 annually) in subsequent years; the grant of stock options to purchase 2,000,000 shares of our common stock at $1.50 per share, which options vest at a rate of 166,667 shares per calendar quarter; and in the event of termination of the agreement by us without cause, severance fees equal to the monthly fees otherwise payable between the date of termination and July 25, 2009.

On May 29, 2006 and July 4, 2006, we granted options to George D. Barnes to purchase 2,000,000 shares and 350,000 shares, respectively, of our common stock at a price of $1.50 per share until June 15, 2009.  These options vest at a combined rate of 195,834 shares per calendar quarter commencing July 2006.  The portion of these option awards vested during the year were valued at $1,433,744.

Director Independence

We have determined that the following individuals who served as our directors during any part of the last completed fiscal year are independent, as that term is defined in Item 407 to Regulation S-B:

Name	Committee Membership
Neil Lande	Audit Committee
Roger D. Williams	None

We have determined that the following individuals who served as our directors during any part of the last completed fiscal year are not independent, as that term is defined in Item 407 to Regulation S-B:

Name	Committee Membership
John Punzo	None
Michael S. Studdard	None
Francis K. Ling	Audit Committee
George D. Barnes	None
Gordon C. McDougall	Audit Committee
Severino Amorelli	None
James F. Whiteside	None

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2007 Annual Meeting of shareholders of the Company must be submitted to the Company in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on February 28, 2007, together with written notice of the shareholder's intention to present a proposal for action at the 2007 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2007 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                                                                               By Order of the Board of Directors

                                                                                                               /s/ John Punzo

                                                                                                               John Punzo

                                                                                                               Chief Executive Officer

Palestine, Texas

May 31, 2007

MATERIAL INCORPORATED BY REFERENCE

Annual Report on Form 10-KSB, for the year ended December 31, 2006, filed April 24, 2007.

PROXY

WENTWORTH ENERGY, INC.

112 E. Oak Street, Suite 200

Palestine, Texas 75801

PROXY FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of WENTWORTH ENERGY, INC., an Oklahoma corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 31, 2007, and revoking all prior proxies, hereby appoints ___________________, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2007 Annual Meeting of Shareholders of WENTWORTH ENERGY, INC., to be held on July 26, 2007 at 10:00 a.m. local time, at 112 E. Oak Street, Suite 200, Palestine, Texas 75801, and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PRESENTED, FOR THE CLASS NOTED FOR EACH DIRECTOR AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. For the approval of the Stock Incentive Plan

           [ ] For                                          [ ] Against                               [ ] Withhold

2. To elect the following nominees for Director (except as marked below):

NOMINEES: Michael S. Studdard, George D. Barnes, Roger D. Williams, Neil Lande, David Steward and Francis K. Ling.

          [ ] For Michael S. Studdard

[ ] For George D. Barnes

[ ] For Roger D. Williams

Class III                                         Class III                                 Class II

          [ ] For Neil Lande

[ ] For David Steward

[ ] Withhold

Class II                                          Class I

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" PROPOSALS 1 (THE APPROVAL OF THE  STOCK INCENTIVE PLAN) AND 2 (THE ELECTION OF ALL DIRECTORS) IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________________

SIGNATURE:_____________________________________ DATE:___________________________________________

SIGNATURE:_____________________________________ DATE:___________________________________________